SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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American Independence Funds Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filling Proxy Statement, if other than the Registrant)

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American Independence Funds Trust

American Independence International Alpha Strategies Fund

230 Park Avenue, Suite 534

New York, NY 10169

(866) 410-2006

www.aifunds.com

February __, 2012

Dear Shareholder:

On behalf of the Board of Trustees of American Independence Funds Trust (the “Trust”), I cordially invite you to attend a Special Meeting of Shareholders of the American Independence International Alpha Strategies Fund, a separate investment series of the Trust, (the “Fund”), to be held at 10:00 a.m. (Eastern time) on March 7, 2012, at the Trust’s offices located at 230 Park Avenue, Suite 534, New York, NY 10169. The purpose of the meeting is to ask shareholders to consider the following proposals:

  Approval of a new investment sub-advisory agreement between American Independence Financial Services, LLC and Security Investors, LLC on behalf of the Fund; and
  Approval of any other matters as may properly come before the Meeting and any adjournment or postponement thereof.

On September 20, 2011, Security Investors, LLC, the Fund’s investment sub-adviser that operates under thename Rydex Investments (the “Investment Sub-Adviser”), an indirect wholly-owned subsidiary of an entitythat is managed by a subsidiary of Guggenheim Capital, LLC ("GuggenheimCapital"), announced a transaction whereby Guggenheim Capital will acquire 100%of the Investment Sub-Adviser and certain affiliated businesses. This transaction isexpected to be completed in early 2012.

This transaction will not result in material changes to the day-to-daymanagement of the Fund or any increase in fees. For example, theportfolio managers of the Fund will remain the same. However, for legal reasons, thetransaction would terminate the investment sub-advisory agreement with American Independence Financial Services, LLC, the Fund’s Adviser, unless you approve the new,substantially identical, agreement.

INCLUDED WITH THIS LETTER ARE A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT AND A PROXY CARD.

Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders’ Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in the American Independence Funds Trust.

Sincerely,

Eric M. Rubin

President

American Independence Funds Trust

American Independence Funds Trust

American Independence International Alpha Strategies Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the American Independence Funds Trust (the “Trust”), a Delaware business trust, will be held at the Trust’s offices, located at 230 Park Avenue, Suite 534, New York, NY  10169, on March7, 2012 at 10:00 a.m. (Eastern time) for the following purposes:

1.      To approve a new investment sub-advisory agreement between American Independence Financial Services, LLC and Security Investors, LLC on behalf of the International Alpha Strategies Fund (herein after referred to as the “Fund”); and

2.      To transact such other business as may properly come before the Meeting, or any adjournments thereto.

After careful consideration, the Board of Trustees of the Trust, including all of the Independent Trustees, unanimously approved each of the proposals listed above and recommended that shareholders vote “FOR” the proposal. The matter referred to above is discussed in detail in the proxy statement attached to this Notice. The Board of Trustees has fixed the close of business on February 7, 2012 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.  Each share of the Fund is entitled to one vote with respect to each proposal, with fractional votes for fractional shares.

Eric M. Rubin

President

American Independence Funds Trust

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have submitted a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

2

American Independence Funds Trust

PROXY STATEMENT

FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 3, 2012

INTRODUCTION

This proxy statement is solicited by the Board of Trustees (the “Board”) of American Independence Funds Trust (the “Trust”) with respect to the American Independence International Alpha Strategies Fund (the “Fund”) for voting at the special meeting of shareholders of the Trust to be held at 10:00 a.m. (Eastern time) on March7, 2012, at the Trust’s offices at 230 Park Avenue, Suite 534, New York, NY  10169, and at any and all adjournments thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The Trust will furnish, without charge, a copy of the Fund’s most recent annual and semi-annual reports to shareholders upon request, which may be made either by writing to the American Independence Funds Trust at the address above or by calling toll-free (866) 410-2006. The annual and semi-annual reports will be mailed to you by first-class mail within three business days of your request.

SOLICITATION OF PROXIES

The Board is soliciting votes from shareholders of the Trust with respect to the Proposal discussed below. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card on or about February22, 2012. In addition to solicitation by mail, certain officers and representatives of the Trustees, officers and employees of the Trust’s investment adviser or their affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile or personally. (See “Shareholder Meeting Costs and Voting Procedures” under “ADDITIONAL INFORMATION ABOUT THE FUND.”)

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

Each share of the Fund is entitled to one vote on the proposal and on each other matter that it is entitled to vote upon at the Meeting. The Trust knows of no other business to be voted upon at the Meeting other than the proposal set forth in the accompanying Notice of Special Meeting of Shareholders and described in this Proxy Statement.

Each valid proxy that the Trust receives will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted “FOR” the proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, or by voting in person at the Meeting.

The presence in person or by proxy of the holders of record of one-third of the outstanding shares of the Fund shall constitute a quorum at the Meeting, permitting action to be taken. In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposals and will vote against any such adjournment those proxies required to be voted against the proposals.

The proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities” of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), means: the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Board has fixed the close of business on February 7, 2012, as the record date (the “Record Date”) for determining holders of Fund shares entitled to notice of and to vote at the Meeting. See “Ownership of Shares”under “ADDITIONAL INFORMATION ABOUT THE FUND” for record date shares of the Fund.

_____________________

PROPOSAL 1 – Approval of New Investment Sub-Advisory Agreement between American Independence Financial Services, LLC (“AIFS”) and Security Investors, LLC (“Security Investors” or “Investment Sub-Adviser”) on behalf of the International Alpha Strategies Fund

Shareholders of the International Alpha Strategies Fund are being asked to approve a Proposed Sub-Advisory Agreement with Security Investors (the “New Investment Sub-Advisory Agreement”) as a result of a change of control of the Investment Sub-Adviser. At a Board meeting held on December 9, 2011, the Board of Trustees of the American Independence Funds Trust, including a majority of the Independent Trustees, unanimously approved both a New Investment Sub-Advisory agreement between AIFS and Security Investors with respect to the International Alpha Strategies Fund(the “Fund”) subject to the approval of the Fund’s shareholders. Federal securities laws generally require that shareholders approve agreements with an investment adviser or sub-adviser.  Shareholder approval also is required if the terms of existing agreements are changed materially or if there is a change in control of the investment manager or a sub-adviser.

The Board is recommending the approval of the New Investment Sub-Advisory Agreement for the Fund. Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no “unfair burden” may be imposed on the fund as a result of a transaction relating to the change in control, or any express or implied terms, conditions or understandings.  The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services). The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

Background

On September 20, 2011Guggenheim Capital, LLC (“GuggenheimCapital”) agreed to purchase the indirect holding company of Security Investors, LLC, which operates under thename Rydex Investments, the investment sub-adviser to the Fund (the “Investment Sub-Adviser”). The Proposalisrequired  in light of thistransaction (the "Transaction") involving a change in the corporateownership structure of the Investment Sub-Adviser. The Investment Sub-Adviser is managed by an indirectwholly-owned subsidiary of Guggenheim Capital. Guggenheim Capital wishes to purchase the Investment Sub-Adviserand certain affiliated businesses. This Transaction will be effected byGuggenheim Capital buying 100% of the equity of the holding company thatowns the Investment Sub-Adviser. After the Transaction, Guggenheim Capitalwill control the Investment Sub-Adviser (through one or more of itssubsidiaries), and it is expected that the services rendered to the Fund by the Investment Sub-Adviser will not change. The Transaction would terminate the current investment advisory agreement between theInvestment Sub-Adviser and AIFS (the “Current Investment Sub-Advisory Agreement”) unless shareholders approve a newsubstantially identical agreement.

The Board approved an Interim Sub-Advisory Agreementbetween AIFS and Security Investors, LLC on behalf of the Fund, on December 9, 2011 at an in-person meeting; the Interim Sub-Advisory Agreement will go into effect only if the Transaction closes before shareholders of the Fund have approved the New Investment Sub-Advisory Agreement. Pursuant to the Interim Sub-Advisory Agreement, Security Investors, LLC serves as the Fund's investment sub-adviser on an interim basis and is responsible for the day-to-day management of the Fund.Pursuant to Rule 15a-4 under the 1940 Act, Security Investors, LLC may act as investmentsub-adviser pursuant to the Interim Sub-Advisory Agreement for up to 150 daysfrom the termination of the Current Sub-Advisory Agreement, pendingshareholder approval of the New Investment Sub-Advisory Agreement among the AIFS and Security Investors, LLC, on behalf of the Fund.

How does Proposal 1 affect shareholders of the Fund?

The Transaction is not expected to result in material changes to the day-to-day management and operations of the Fund. For example, the portfolio managers of the Fund are expected to remain the same.  However, the Transaction is expected to result in a “change in control” of the Investment Sub-Adviser within the meaning of the 1940 Act.  This will automatically terminate the current Investment Sub-Advisory Agreement between AIFS and Security Investors.The fee rate under the New Investment Sub-Advisory Agreement is identical to that under the Current Investment Sub-Advisory Agreement. Services also will remain substantially the same.

While the Sub-Adviser expects the Transaction to be completed in February 2012, it is subject to various conditions, and may be delayed or even terminated due to unforeseen circumstances. If for some reason the Transaction does not occur, the Current Investment Sub-Advisory Agreement will not terminate and will remain in effect, and the New Investment Sub-Advisory Agreement will not be entered into, even if it has been approved by Fund shareholders.

Terms of the Interim Sub-Advisory Agreement

Rule 15a-4 under the 1940 Act permits the Board (including a majorityof the Independent Trustees) to approve and enter into the Interim Sub-AdvisoryAgreement pursuant to which Security Investors, LLC may serve as investment sub-adviser to theFund for up to 150 days from the termination of the Current Sub-AdvisoryAgreement, pending receipt of shareholder approval of the New Sub-AdvisoryAgreement.

Based upon the considerations described below under “Approval of New Sub-Advisory Agreement by the Board of Trustees”, the Board, including the Independent Trustees, approved the Interim Sub-Advisory Agreement December 9, 2011. The compensation paid to Security Investors, LLC under the Interim Sub-Advisory Agreement is the same as the compensationthat would have been paid under the Current Sub-Advisory Agreement. Such payment will be placed in an escrow account until such time as the New Sub-Advisory Agreement is approved by the Fund’s shareholders, upon such approval, Security Investors, LLC will receive all fees held in escrow as well as the sub-advisory compensation going forward.

There are no material differences between the terms of the Interim InvestmentSub-Advisory Agreement and the terms of the New Investment Sub-Advisory Agreement, exceptthat the Interim Sub-Advisory Agreement terminates upon the earlier of (i) the150th day following the termination of the Current Sub-Advisory Agreement or(ii) the effectiveness of the New Sub-Advisory Agreement.

Terms of the New Sub-Advisory Agreement

It is proposed that the Adviser and Security Global Investors, LLC, on behalf of the Fund, enter into the NewSub-Advisory Agreement, to become effective upon the date of shareholderapproval. Under Section 15(a) of the 1940 Act, the New Sub-Advisory Agreementrequires the approval of (i) the Board, including a majority of the Trusteeswho are not “interested persons” of any party to the New Sub-AdvisoryAgreement, and (ii) the shareholders of the Fund. Based upon the considerationsdescribed below under “Approval of New Sub-Advisory Agreement by the Board of Trustees,” the Board, including all of theIndependent Trustees, approved the New Sub-Advisory Agreement on December 9,2012.

The terms of the New Sub-Advisory Agreement are the same in all material respects as the terms of the Current Sub-Advisory Agreement, which was last approved by the Trust's Board of Trustees, including a majority of the Trustees who were not parties to such Agreement or interested persons of such parties, at a meeting held on December 9, 2011. A copy of the form of the New Sub-Advisory Agreement is attached as Appendix A to this Proxy.

The Current Investment Sub-Advisory Agreement provides for fees payable to Security Investors for its sub-advisory services at the rate 0.405% per annum, net of waivers and reimbursements. Such fees are paid directly by AIFS from the Advisory Fees received by the Fund. There is no proposed change to the current sub-advisory fee rate. The date of the Current Advisory Agreement is November 20, 2009 and was last approved by shareholders at a special meeting held on November 13, 2009.

Approval of New Investment Sub-Advisory Agreement and Interim Sub-Advisory Agreement by the Board of Trustees

At a meeting held onJune 19, 2011(the “Meeting”), the Board had reviewed the scope of services to be provided by Security Investors under the Current Investment Sub-Advisory Agreement. At a meeting held December 9, 2011, the Board noted that there would be no significant differences between the scope of services required to be provided by Security Investors under the Current Investment Sub-Advisory Agreement and the scope of services required to be provided by Security Investors under the New Investment Sub-Advisory Agreement.  At the June 19, 2011 Meeting, in determining to approve the Current Sub-advisory Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by Security Investors; (ii) the investment performance of the Fund and the historical investment performance of similar portfolios managed by Security Investors; (iii) the costs of the services to be provided by Security Investors from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s sub-advisory fee. In addition to the above considerations, the Board had reviewed and considered Security Investors’ investment processes and strategies, and matters related to Security Investors’ portfolio transaction policies and procedures.  The Board further had noted that Fund has met its investment objectives consistently since Security Investors began sub-advising the Fund.

In addition, the Board had reviewed statistical information prepared by Security Investors and the Investment Adviser regarding the expense ratio components, including actual Sub-Advisory fees, waivers/reimbursements, and gross and net total expenses to the Fund. The Board had also reviewed statistical information prepared by Security Investors relating to the performance the Sub-Advised Fund and a comparison of the Fund’s performance to appropriate indices/benchmarks, in light of total return, yield and market trends.  Based on this review at the June 17, 2011Meeting, the Board had concluded that the investment Sub-Advisory fees and expense levels and the historical performance of the Fund were satisfactory for the purposes of approving the Current Investment Sub-Advisory Agreement.

The Board also considered certain fall-out benefits that may be realized by Security Investors due to its relationship with the Fund. The Board recognized, for example, the benefits to Security Investors from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Security Investors in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

At the meeting held December 9, 2011, the Board determined that the information reviewed at the June 17, 2011 Meeting was substantially the same and concluded that Security Investors would continue to operate following the closing of the Transaction in much the same manner as it operates today and noted that key investment and management personnel of Security Investors servicing the Fund and services provided to the Fund are not expected to change as a result of the Transaction.  Based on this review, the Board concluded that the nature, extent and quality of services to be provided by Security Investors to the Fund under the New Investment Sub-Advisory Agreement were appropriate and continued to support the Board’s original selection of Security Investors as investment Sub-Adviser to the Fund.

Information About Security Investors

Security Investors, LLC is located at 40 East 52nd Street, 16th Floor,New York, NY 10022. As of October 31, 2011, Security Investors managed approximately $21 billion in assets.

Guggenheim Capital's subsidiary, Guggenheim Partners, LLC ("Guggenheim") is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals. Headquartered in Chicago and New York, the firm operates through offices in 25 cities in the U.S., Europe and Asia. Guggenheim operates businesses in investment management, capital markets, wealth management and merchant banking. Within the investment and wealth management businesses, Guggenheim specializes in fixed income and alternative investments, and in providing sophisticated wealth advisory and family office services. Within capital markets, it specializes in providing debt financing and structured finance solutions to clients. Its merchant banking activities include a portfolio of investments in funds managed by it, joint venture business investments, and new business launch activities not integrated into other primary operating businesses.

The following sets forth the name and business address of each parent company ofthe Investment Sub-Adviser, and the basis of each parent company's control theInvestment Adviser as of September 20, 2011.

The Investment Sub-Adviser is an indirect wholly-owned subsidiary of an entity thatis managed by Guggenheim Partners, LLC ("Guggenheim Partners"). GuggenheimPartners is a wholly-owned subsidiary of Guggenheim Capital, LLC ("GuggenheimCapital"), 227 West Monroe Street, 48th Floor, Chicago, Illinois 60606. SageAssets, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 76225, a wholly-ownedsubsidiary of Sammons Enterprises, Inc., 5949 Sherry Lane, Suite 1900, Dallas,Texas 75225, is a control person of Guggenheim Partners as a result of itsequity ownership in excess of 25% (but less than 50%) of Guggenheim Capital.Following the Transaction, the Investment Sub-Adviser will be an indirectwholly-owned subsidiary of Guggenheim Capital.

The following table sets forth certain information with respect to Security Investors’ executive officers and directors and the business address of each officer or director is 40 East 52nd Street, 16th Floor,New York, NY 10022. None of the persons below are an officer or Trustee of the American Independence International Alpha Strategies Fund.

Name	Position Held With Security Investors, LLC
Amy Lee	Secretary & Sr. Vice President
Richard Goldman	President, CEO& Manager
John Frye	Treasurer
JohnLinnehan	Sr. Vice President & CFO
Joanna Haigney	Chief Compliance Officer and Sr. Vice President
Lisa Young	Assistant Treasurer
NikolaosBonos	Sr. Vice President
MichaelByrum	Sr. Vice President
Keith Fletcher	Sr. Vice President

Expenses related to Proposal 1

All mailing, proxy solicitation and tabulation expenses associated with the Proposal will be borne by both the Adviser and Security Investors and its affiliates.

Vote Required for Proposal 1

Shareholders of the International Alpha Strategies Fund who own shares at the close of business on the Record Date will be entitled to notice of, and vote at, the Special Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

Approval of Proposal 1 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means either (i) the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR  THE APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT.

_____________________

ADDITIONAL INFORMATION ABOUT THE FUND

Ownership of Shares

As of the Record Date, to the knowledge of the Trust’s management, the officers and Trustees of the Trust owned, collectively, less than 1% of the shares of the Fund. To the knowledge of the Trust’s management, at the close of business on the Record Date, the only persons owning beneficially more than five percent of the outstanding shares of the Fund were those listed in Appendix B.

Each share of the Fund is entitled to one vote. Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and give voting instructions for the Fund at the Meeting with respect to their shares owned as of the Record Date. For the Fund, as of the Record Date, the total number of shares outstanding and entitled to vote and the total net assets represented by those shares was:

Fund	Total Number of Shares	Total Net Assets
International Alpha Strategies Fund	TBD	$TBD

Shareholder Meeting Costs and Voting Procedures

Costs. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by AIFS, including any additional solicitation made by letter or telephone.

Voting Information. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of AIFS and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

Approval of Proposal 1 requires an affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

Adjournment.In the event that a quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve the Proposal, the persons named as proxies will vote in favor of such adjournment with respect to the Proposal those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment with respect to the Proposal those proxies required to be voted against the Proposal, provided that broker non-votes will be disregarded for this purpose.

Effect of Abstentions and Broker Non-Votes.In tallying shareholder votes, abstentions (i.e., shares for which a proxy is presented, but which abstains from voting on one or more matters) and “broker non-votes” (i.e., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum, or majority of voting shares, is present for the conduct of business at the Meeting.  Under applicable law, abstentions and broker non-votes do not constitute votes “for” or “against” any proposal and will be disregarded in determining votes cast for purposes of determining whether a proposal has received a majority of the outstanding voting shares.

International Alpha Strategies Fund’s Distributor

Matrix Capital Group, Inc., which is located at 420 Lexington Avenue, Suite 601, New York, NY10170, serves as the Distributor for the Fund pursuant to a Distribution Agreement with the Trust.

Fund Administration

American Independence Financial Services, LLC, located at 230 Park Avenue, Suite 534, New York, NY10169, serves as the administrator to the Trust and provides day-to-day administrative services pursuant to an Administration Agreement. AIFS also provides the Trust with office space, facilities and business equipment and generally administers the International Alpha Strategies Fund’s business affairs and provides the services of executive and clerical personnel for administering the affairs of the Fund.

AIFS has contracted with UMB Fund Services, Inc. to provide certain sub-administrative services to the International Alpha Strategies Fund pursuant to a Sub-Administration Services Agreement.

Affiliated Broker

During the International Alpha Strategies Fund’s most recent fiscal year, the Fund paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Trust, AIFS or Security Investors, or affiliated persons of such persons.

Shareholder Communications and Proposals

Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal offices a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement and form or forms of proxy relating to such meeting.

By Order of the Board of Trustees
/s/ Theresa Donovan
Theresa Donovan
Secretary American Independence Funds Trust

_______________________, 2012

APPENDIX A

[Form of]

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this [  ] day of [  ], 2012, by and between American Independence Financial Services, LLC (the "Adviser"), and Security Investors, LLC(the “Sub-Adviser");

WHEREAS, the American Independence Funds Trust (the "Trust"), a Delaware

business trust, is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), consisting of several Funds of shares, each having its own investment policies; and

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the International Alpha Strategies Fund (the "Fund"), subject to the control of the Trust's Board of Trustees;

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the Fund;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Fund, and the Sub-Adviser desires to render such services;

NOW THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. Duties of Sub-Adviser. The Adviser hereby retains the Sub-Adviser to act as investment adviser for and to manage the assets of the Fund, subject to the supervision of the Adviser and the Fund’s Board of Trustees (the “Board”) and subject to the terms of this Agreement.  The Sub-Adviser hereby accepts such employment.  In such capacity, the Sub-Adviser shall be responsible for the Fund’s Investments (as defined below).

                                 (a)     Investments. The Sub-Adviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund’s prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the “Prospectus”) and subject to the directions of the Adviser and the Board, to purchase, hold and sell investments for the account ofthe Fund (hereinafter “Investments”) and to monitor on a continuous basis the performance of such Investments.  The Sub-Adviser shall give the Fund the benefit of its best efforts in rendering its services as Sub-Adviser.  The Sub-Adviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it may deem appropriate regarding investment advice, research and statistical data, clerical assistance or otherwise. The Sub-Adviser acknowledges that the Fund may engage in certain transactions in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act.

                                 The Sub-Adviser and any affiliated person of the Sub-Adviser will not purchase securities or other instruments from or sell securities or other instruments to a Fund (“Principal Transactions”); provided, however, the Sub-Adviser or an affiliated person of the Sub-Adviser may enter into a Principal Transaction with a Fund if (i) the transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Investment Advisers Act and the rules and regulations promulgated thereunder, and (ii) the transaction or category of transactions receives the express written approval of the Adviser.

                                 The Sub-Adviser agrees to observe and comply with Rule 17j‑1 under the 1940 Act and its Code of Ethics, as the same may be amended from time to time. The Subadviser agrees to provide the Adviser and the Funds with a copy of such Code of Ethics.

                     (b)        Brokerage. The Sub-Adviser is authorized, subject to the supervision of the Adviser and the Board, to establish and maintain accounts on behalf of the Fund, and place orders for the purchase and sale of the Fund’s Investments, with or through such persons, brokers or dealers as Sub-Adviser may select, which may include, to the extent permitted by the Adviser and the Board, brokers or dealers affiliated with the Sub-Adviser or Adviser, and to negotiate commissions, mark-ups or other fees to be paid on such transactions.In all such orders, the person selected by the Sub-Adviser to effect the transaction is authorized to follow the instructions of Sub-Adviser in every respect concerning the Fund’saccount and, except as herein otherwise provided, Sub-Adviseris authorized to act for the Fund in the same manner and with the same force and effect as the Funditself might or could do with respect to such purchases and sales, as well as with respect to all other things necessary or incidental thereto including the voting of proxies or effectuating tenders, exchanges or redemptions, or other similar actions with respect to Investments held by the Fund.

                                 The Sub-Adviser agrees that in placing such orders for the Fund it shall attempt to obtain best execution, provided that the Sub-Adviser may, on behalf of the Fund, pay brokerage commissions to a broker that provides brokerage and research services to the Sub-Adviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Sub-Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Sub-Adviser’s overall responsibilities with respect to the Fund, and the other accounts as to which the Sub-Adviser exercises investment discretion, and (ii) determines that such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and any other applicable laws and regulations.  In reaching such determination, the Sub-Adviser will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker.  It is recognized that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s services to other clients.

                                 On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain a more favorable price, lower brokerage commissions, and/or more efficient execution.  In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

                                 (c)     Books and Records. The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder, solely with respect to transactions made by it on behalf of the Fund. The Sub-Adviser shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services hereunder needed by the Adviser to keep such other books and records of the Fund required by Rule 31a‑1 under the 1940 Act. The Sub-Adviser will preserve all books and records maintained by it for the periods prescribed in part (e) of Rule 31a‑2 under the 1940 Act, and agrees that such books and records shall remain the sole property of the Trust and shall be promptly surrendered to the Trust upon request.  The Sub-Adviser further agrees that all books and records maintained hereunder, including those maintained in electronic formats, shall be made available to the Trust or the Adviser upon reasonable request and notice.

                                 (d)    Information Concerning Investments and Sub-Adviser. From time to time as the Adviser or the Trust may reasonably request, the Sub-Adviser will provide the requesting party reports on the Fund’s portfolio transactions and reports on Investments held by or on behalf of the Fund, all in such detail as the Adviser or the Trust may reasonably request.  The Sub-Adviser will make available its officers and employees to meet with the Board at the Trust’s principal place of business once each calendar year, on due notice to the Sub-Adviser, to review the Investments of the Fund.

                                          The Sub-Adviser will also provide such information as is customarily provided by a Sub-Adviser and as may be required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder.

                                          During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at the Sub-Adviser’s principal office all materials, including registration statements, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to shareholders of the Fund or the public, that refer to the Sub-Adviser for Sub-Adviser’s review and approval.  The Sub-Adviser shall not be deemed to have approved any such materials until the Sub-Adviser so notifies the Adviser in writing.  The Adviser agrees to use its best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser.  Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, email, or hand delivery.

                                 (e)     Custody Arrangements. It is acknowledged that the Trust has appointed a custodian to take and have possession of the assets of the Fund pursuant to a separate agreement between the custodian and the Trust.  Sub-Adviser will not accept custody or possession of any cash, securities, or other property of the Fund.  Sub-Adviser bears no responsibility for loss arising out of or attributable to custody of Fund assets by the custodian.  The Adviser shall notify the custodian as to the employment of Sub-Adviser.  The Sub-Adviser shall on each business day provide the Fund’s custodian with information relating to all transactions concerning the Fund’s assets.

                                 (f)     Compliance with Applicable Laws and Governing Documents. In all matters relating to the performance of this Agreement, the Sub-Adviser and its members, officers, partners, employees and interested persons shall act in all material respects in conformity with the Trust’s Agreement and Declaration of Trust, By-Laws, and currently effective registration statement, and with the written instructions and directions of the Board and the Adviser, after receipt of such documents from the Trust, and shall comply in all material respects with the requirements of the 1940 Act, the Investment Advisers Act, the Commodity Exchange Act (the “CEA”), the rules thereunder, and all other applicable federal and state laws and regulations.

                                          In carrying out its obligations under this Agreement, the Subadviser shall seek to ensure that, each Fund complies with all applicable statutes and regulations necessary to qualify such Fund as a Regulated Investment Company under Subchapter M of the Code (or any successor provision), and shall notify the Adviser immediately upon having a reasonable basis for believing that a Fund has ceased to so qualify or that it might not so qualify in the future.

                                 (g)     Information Concerning the Fund.  The Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:  (i) the Trust’s Agreement and Declaration of Trust, (ii) the Trust’s By-Laws, (iii) the Fund’s registration statement under the 1940 Act and the Securities Act as filed with the Securities and Exchange Commission (the “Commission”), and (iv) any written instructions of the Trust’s Board or the Adviser.

                                 (h)     Voting of Proxies. Unless the Adviser notifies the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Adviser or has been delegated to a party other than the Sub-Adviser, the Sub-Adviser shall direct the custodian as to whether and how to vote such proxies as the Sub-Adviser deems necessary or advisable in connection with any matters submitted to a vote of shareholders of Investments held by the Fund.

                        (i)         Compliance Program.  The Sub-Adviser agrees to cooperate with the Adviser and the Fund and the Trust’s officers and Trustees, including the Trust’s Chief Compliance Officer (“CCO”), with respect to (i) compliance-related matters related to its responsibilities under this Agreement, and (ii) the Trust’s reasonable efforts to assure that each of its service providers adopts and maintains policies and procedures that are reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined by Rule 38a-1 under the 1940 Act)

2. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser as provided in Section 1 of this Agreement, the Adviser shall pay to the Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement. Such compensation shall be paid to the Sub-Adviser quarterly in arrears. For purposes of calculating the compensation to be paid hereunder, the value of the net assets of the Fund shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund’s shares as described in the then current prospectus for the Fund.

            The Sub-Adviser’s compensation shall be accrued for each calendar day the Sub-Adviser renders subadvisory services hereunder and the sum of the daily fee accruals shall be paid quarterly to the Sub-Adviser as soon as practicable following the last day of each calendar quarter, by wire transfer if so requested by the Sub-Adviser, but no later than ten (10) calendar days thereafter.  If this Agreement shall be effective for only a portion of a quarter, then the Sub-Adviser’s fee for said quarter shall be prorated for such portion.

3. Expenses. The Sub-Adviser shall bear all expenses incurred by it in connection with its services under this Agreement and may, from time to time, at its sole expense, employ or associate itself with such persons as it believes to be fitted to assist it in the execution of its duties hereunder; provided, however, that the Sub-Adviser shall notdelegate any of its investment management duties under this Agreement without the approval of the Adviser and the Board. Nothing herein shall obligate the Sub-Adviser to bear the cost of Investments (including brokerage fees) purchased and sold for the Fund, and the Sub-Adviser shall not bear expenses related to the operation of the Trust or Fund, including, but not limited to, taxes, interest, brokerage fees and commissions, proxy voting expenses and extraordinary Trust expenses.

4. Status of Sub-Adviser. The services of the Sub-Adviser to the Trust are not to be deemed exclusive, and the Sub-Adviser and its directors, officers, employees and affiliates shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities so long as its services to the Trust are not impaired thereby.The Adviser understands that the Sub-Adviser provides investment advisory services to numerous other funds and accounts.  The Adviser also understands that the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account, which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund.  Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser, or its shareholders, members, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client, provided, however, that this provision shall not be construed to relieve the Sub-Adviser of any fiduciary duty it owes to the Fund in selecting Investments for the Fund. The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

5. Representations and Warranties of Sub-Adviser. The Sub-Adviser  represents and warrants to the Adviser and the Trust as follows:

                     (a)     The Sub-Adviser  is registered with the Commission as an investment adviser under the Investment Advisers Act;

                     (b)     The Sub-Adviser  will immediately notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser  from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act;

                     (c)     The Sub-Adviser  has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association (the “NFA”);

                     (d)    The execution, delivery and performance by the Sub-Adviser  of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser  for the execution, delivery and performance by the Sub-Adviser  of this Agreement, and the execution, delivery and performance by the Sub-Adviser  of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

                     (e)     This Agreement is a valid and binding agreement of the Sub-Adviser;

                     (f)     The Form ADV of the Sub-Adviser  previously provided to the Adviser is a true and complete copy of the form as filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and

                     (g)     The Sub-Adviser  has implemented and shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act.

6.  Representations and Warranties of Adviser. The Adviser represents and warrants to the Sub-Adviser as follows:

                     (a)     The Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act;

                     (b)     The Adviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the CFTC and the NFA;

                     (c)     The execution, delivery and performance by the Adviser of this Agreement and the Advisory Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

                     (d)    The Form ADV of the Adviser previously provided to the Sub-Adviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and

                     (e)     This Agreement and the Advisory Agreement are valid and binding agreements of the Adviser.

7. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 5 and 6 hereof shall survive for the duration of this Agreement and either party hereto shall promptly notify the other in writing upon becoming aware that any of their foregoing representations or warranties is no longer true.

8. Liability of Sub-Adviser. No provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or reckless disregard of the Sub-Adviser’s obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Adviser, to the Fund or the Trust, or any of the Fund’s shareholders, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments.

9. Indemnification.  The Sub-Adviser shall indemnify the Adviser and the Trust, and their respective officers and trustees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith or gross negligence, or the reckless disregard of the Sub-Adviser’s obligations and duties hereunder.  The Adviser shall indemnify the Sub-Adviser and its officers and members for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Sub-Adviser’s performance of its obligations hereunder, except where such liability or expense results from theSub-Adviser’s willful misfeasance, bad faith or gross negligence, or the reckless disregard of the Sub-Adviser’s obligations and duties hereunder.

10. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval and thereafter for periods of one year for so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of the Fund fail to approve the Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days' nor more than 60 days' written notice to the Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days' written notice to the Adviser and the Trust. This Agreement will automatically and immediately terminate in the event of its assignment or upon termination of the investment advisory agreement between the Adviser and the Trust. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary office of such party, unless such party has previously designated another address.

As used in this Section 10, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Commission under said Act.

11. Amendment. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and, no amendment of this Agreement shall be effective until approved by the Board and, solely to the extent required by the 1940 Act, regulations thereunder and/or interpretations thereof, the shareholders of the Fund.

12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Kansas, without regard to its conflicts of law provisions, and the 1940 Act.  To the extent that the applicable laws of the State of Kansas conflict with the applicable provisions of the 1940 Act, the latter shall control.

13. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

14. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.  Confidentiality.

                                 (a)     Each party agrees that it will treat confidentially all information provided by the other party regarding such other party’s businesses and operations, including without limitation the investment activities or holdings of the Series (“Confidential Information”).  All Confidential Information provided by a party hereto shall be used only by the other party hereto solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party without the prior consent of the providing party, except for any party that is under common control and except for a limited number of employees, attorneys, accountants and other advisers of the party receiving the information on a need-to-know basis and solely for the purposes of rendering services under this Agreement.

                                 (b)     The foregoing Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the recipient; (ii) is demonstrably known to the recipient prior to execution of this Agreement; (iii) is independently developed by the recipient through no wrongful act of the recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that recipient learns of such information or knowledge, (v) has been rightfully and lawfully obtained by recipient from any third party; or (vi) is legally compelled to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable laws, rules or regulations.

                        (c)        It is understood that any information or recommendation supplied by, or produced by, the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded by the Adviser and the Trust as confidential and for use only by the Adviser and the Fund.  Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and the Sub-Adviser, the Adviser and the Trust will not disclose, in any manner whatsoever except as expressly authorized in this Agreement, any list of securities held by the Fund for a period of at least 30 days after month end, except that the Fund’s top 10 holdings may be disclosed 30 days after month end.  In addition, the Adviser or the Trust may disclose, earlier than 30 days after month end, a list of the securities held by the Fund to certain third parties who have entered into a confidentiality agreement with the Trust.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

Security Investors, LLC                                                           American Independence Financial.

                                                                                    Services, LLC

By:  _______________________                              By: _______________________

Title: President                                                Title:

Schedule A

to the

Investment Sub-Advisory Agreement

between

American Independence Financial Services, LLC

and

Security Investors, LLC

For the

International Alpha Strategies Fund

The Adviser shall pay compensation to the Sub-Adviser pursuant to section 2 of the Investment Sub-Advisory Agreement between said parties in accordance with the following annual percentage rate:

International Alpha Strategies Fund:   0.405% per annum (net of waivers and reimbursements).

DATED:[  ], 2012

APPENDIX B

BENEFICIAL OWNERS OF TRUST SHARES

As of the Record Date, the table below provides information on the persons owning, or beneficially owning,as of record 5% or more of the Fund.

Fund	Name and Address of Beneficial Owner	Shares Outstanding	Percent of Fund by Class
INTERNATIONAL ALPHA STRATEGIES FUND INSTITUTIONAL CLASS
	C/O M&I TRUST CO NA - ATTN MF	TBD	TBD%
MARIL & CO FBO 85
11270 W PARK PL STE 400
MILWAUKEE WI 53224-3638
	MITRA & CO FBO NJ	TBD	TBD%
C/O MARSHALL & ILSLEY TRUST COMPANY
11270 W PARK PL STE 400
MILWAUKEE WI 53224-3638
	NFS LLC FEBO	TBD	TBD%
US BANK NATIONAL ASSOCIATION
1555 N RIVER CENTER DR STE 302
MILWAUKEE WI 53212-3958
INTERNATIONAL ALPHA STRATEGIESFUND CLASS A
	BPPR AS TRUSTEE FBO	TBD	TBD%
RENT-A-CENTER EAST INC RET SAV PR
POPULAR STREET BUILDING
153 PONCE DE LEON AVE 8TH FLOOR
SAN JUAN PR 00917
	CHARLES SCHWAB TRUST CO CUST	TBD	TBD%
AMER INDEPENDENCE FINANCIAL 206045
2423 E LINCOLN DR
PHOENIX AZ 85016-1215
	RICHARD A WEDEMEYER &	TBD	TBD%
JANE Y WEDEMEYER COMM PROP
78 SUMMIT RD
RIVERSIDE CT 06878-2127
	RAYMOND JAMES & ASSOC INC	TBD	TBD%
FBO LISA RUBIN
16409 S 30TH DR
PHOENIX AZ 85045-2271097

B-1

PROXY

American Independence Funds Trust

American Independence International Alpha Strategies Fund

230 Park Avenue, Suite 534

New York, NY10169

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

February 3, 2012

The undersigned hereby appoints John J. Pileggi, Eric M. Rubin and Theresa Donovan, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on February 3, 2012, at 230 Park Avenue, Suite 534, New York, NY  10169, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR  ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the New Investment Sub-Advisory Agreement between American Independence Financial Services, LLC and Security Investors, LLC	[ ]	[ ]	[ ]
Proposal 2:	FOR	AGAINST	ABSTAIN
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR  ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.